Exhibit 99.3

EXECUTION COPY

SWAP COUNTERPARTY RIGHTS AGREEMENT

AMONG

DEUTSCHE BANK AG, NEW YORK BRANCH,

AS SWAP COUNTERPARTY

WORLD OMNI AUTO RECEIVABLES TRUST 2008-B,

BY DEUTSCHE BANK TRUST COMPANY DELAWARE, NOT IN ITS INDIVIDUAL

CAPACITY, BUT SOLELY AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT,

AS ISSUER

THE BANK OF NEW YORK MELLON,

AS PAYING AGENT AND INDENTURE TRUSTEE

WORLD OMNI FINANCIAL CORP.,

AS SERVICER AND ADMINISTRATOR

AND

WORLD OMNI AUTO RECEIVABLES LLC,

AS SELLER

DATED AS OF JULY 30, 2008

i

THIS SWAP COUNTERPARTY RIGHTS AGREEMENT, dated as of July 30, 2008 (this “Agreement”), is among DEUTSCHE BANK AG, NEW YORK BRANCH, as Swap Counterparty (the “Swap Counterparty”), WORLD OMNI AUTO RECEIVABLES TRUST 2008-B, a Delaware statutory trust (the “Trust” or the “Issuer”), by DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity, but solely as Owner Trustee (the “Owner Trustee”), THE BANK OF NEW YORK MELLON, as Paying Agent (the “Paying Agent”) and as Indenture Trustee (the “Indenture Trustee”), WORLD OMNI FINANCIAL CORP., a Florida corporation, as Servicer and Administrator (“World Omni”), and WORLD OMNI AUTO RECEIVABLES LLC, a Delaware limited liability company, as Seller (“WOAR”).

WHEREAS, as of the date hereof, the Trust has entered into the Interest Rate Swaps with the Swap Counterparty;

WHEREAS, the parties intend in this Agreement to enumerate certain rights of the Swap Counterparty.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used and not otherwise defined in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to the Sale and Servicing Agreement, dated as of the date hereof, among WOAR, World Omni and the Trust, as it may be amended, supplemented or modified from time to time (the “Sale and Servicing Agreement”), and all references herein to Articles and Sections are to Articles or Sections of other Basic Documents unless otherwise specified.

ARTICLE II

LIMITATIONS ON ISSUER’S CONSOLIDATION, MERGER OR SALE OF ASSETS

Section 2.01 Consolidation or Merger; Sale or Disposition of Assets or Property.

(a) The Issuer shall not consolidate or merge with or into any other Person, unless the Issuer shall have delivered to the Indenture Trustee and the Swap Counterparty an Officer’s Certificate and an Opinion of Counsel addressed to the Issuer, each stating that such consolidation or merger and related supplemental indenture shall have no material adverse tax consequence to the Swap Counterparty.

(b) Except as otherwise expressly permitted by the Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless the Issuer shall have delivered to the Indenture Trustee and the Swap Counterparty an Officer’s Certificate and an Opinion of Counsel addressed to the Issuer, each stating that such sale, conveyance, exchange, transfer or disposition and related supplemental indenture shall have no material adverse tax consequence to the Swap Counterparty.

ARTICLE III

AMENDMENTS TO TRANSACTION DOCUMENTS

Section 3.01 Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement may be amended from time to time by World Omni and WOAR in the manner specified by Section 6.05 of the Receivables Purchase Agreement; provided, however, that no such amendment shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) (1) with respect to any amendment other than an amendment pursuant to Section 6.05(a) of the Receivables Purchase Agreement to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the amendment will, as evidenced by a written opinion of Kirkland & Ellis LLP or another nationally recognized law firm experienced in securitization matters reasonably acceptable to the Swap Counterparty and in form and substance reasonably satisfactory to the Swap Counterparty (a “Materiality Opinion”), have no material adverse effect on the interests of the Swap Counterparty or (2) with respect to an amendment pursuant to Section 6.05(a) of the Receivables Purchase Agreement to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, World Omni shall deliver to the Swap Counterparty an officer’s certificate pursuant to Section 6.05(a) of the Receivables Purchase Agreement, stating that such amendment will have no material adverse effect on the interests of the Swap Counterparty.

Section 3.02 Amendments to the Sale and Servicing Agreement. The Sale and Servicing Agreement may be amended from time to time by the Seller, the Servicer and the Issuer in the manner specified by Section 10.01 of the Sale and Servicing Agreement; provided, however, that no such amendment shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) (1) with respect to any amendment other than an amendment pursuant to Section 10.01(a) of the Sale and Servicing Agreement to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty or (2) with respect to an amendment pursuant to Section 10.01(a) of the Sale and Servicing Agreement to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the Servicer shall provide to the Swap Counterparty an officer’s certificate pursuant to Section 10.01(f) of the Sale and Servicing Agreement.

Section 3.03 Amendments to Trust Agreement. The Seller shall cause the Owner Trustee to furnish notice to the Swap Counterparty and to each of the Rating Agencies prior to obtaining consent to any proposed amendment under Section 11.01 of the Trust Agreement; provided, however, that no such amendment shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) (1) with respect to any amendment other than an amendment pursuant to Section 11.01 of the Trust Agreement to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty or (2) with respect to an amendment pursuant to Section 11.01 of the Trust Agreement to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the Depositor shall provide to the Swap Counterparty an Officer’s Certificate pursuant to Section 11.01 of the Trust Agreement, stating that such amendment will have no material adverse effect on the interests of the Swap Counterparty.

Section 3.04 Amendments to Administration Agreement. The Administration Agreement may be amended from time to time, in the manner specified by Section 11 of the Administration Agreement; provided, however, that no such amendment shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) (1) with respect to any amendment other than an amendment pursuant to Section 11(a) of the Administration Agreement to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty or (2) with respect to an amendment pursuant to Section 11(a) to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, World Omni shall provide to the Swap Counterparty an Officer’s Certificate requested by the Indenture Trustee pursuant to Section 11(a) of the Administration Agreement, stating that such amendment will have no material adverse effect on the interests of the Swap Counterparty.

Section 3.05 Supplemental Indentures. The Indenture may be supplemented from time to time in the manner specified by Section 9.01 or 9.02 of the Indenture; provided, however, that no such supplement shall be made unless either (A) the Swap Counterparty consents in writing to such supplement or (B) (1) with respect to any supplement other than a supplement pursuant to Section 9.01(a) of the Indenture to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the supplemental indenture will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty or (2) with respect to a supplement pursuant to Section 9.01(a) of the Indenture to the extent necessary to cure any ambiguity, or to correct or supplement any provision therein which may be inconsistent with any other provision therein, the Issuer shall provide to the Swap Counterparty an Officer’s Certificate pursuant to Section 9.01(c) of the Indenture.

ARTICLE IV

DELIVERY OF NOTICES AND REPORTS

Section 4.01 [Reserved].

Section 4.02 Notices of Events of Default, Enforcement and Termination.

(a) The Paying Agent shall give the Swap Counterparty notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes.

(b) The Issuer shall deliver to the Swap Counterparty a copy of any notice it shall deliver pursuant to Section 3.07(d) of the Indenture in respect of the occurrence of a Servicer Default under the Sale and Servicing Agreement.

(c) The Issuer shall give the Swap Counterparty prompt written notice of each Event of Default under the Indenture, each Servicer Default, each default on the part of the Seller of its obligations under the Sale and Servicing Agreement and each default on the part of World Omni of its obligations under the Sale and Servicing Agreement.

(d) The Issuer shall promptly give the Swap Counterparty a copy of the written notice in the form of an Officer’s Certificate delivered to the Indenture Trustee pursuant to Section 5.01(b) of the Indenture, of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.01(a)(iii) of the Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto.

(e) The Issuer shall promptly deliver to the Swap Counterparty summaries of any information, documents or reports required to be filed by the Issuer pursuant to Sections 7.03(a)(i) and 7.03(a)(ii) of the Indenture.

(f) The Indenture Trustee shall deliver to the Swap Counterparty any notice of the appointment of any successor servicer it shall give pursuant to Section 8.03 of the Sale and Servicing Agreement.

(g) The Indenture Trustee shall deliver to the Swap Counterparty a copy of any notice it shall provide pursuant to Section 6.09 of the of the Indenture.

(h) The Servicer or the Issuing Entity shall deliver to the Swap Counterparty a copy of any notice it shall furnish pursuant to Section 10.01 of the Indenture.

(i) [Reserved]

(j) The Servicer shall deliver to the Swap Counterparty promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, unless such default shall have been cured prior to such date, written notice in an officer’s certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01 of the Sale and Servicing Agreement.

(k) Notice of any termination of the Trust pursuant to Section 9.01(b) of the Trust Sale and Servicing Agreement shall be given by the Servicer to the Swap Counterparty as soon as practicable after the Servicer has received notice thereof.

Section 4.03 Notices of Amendment of the Administration Agreement. Promptly after the execution of an amendment to, or consent under, the Administration Agreement, the Administrator shall furnish written notification of the substance of such amendment or consent to the Swap Counterparty.

Section 4.04 Notices of Supplemental Indentures. The Issuer shall furnish prior notice to the Swap Counterparty of any proposed indentures supplemental to the Indenture under Sections 9.01(b) and 9.02 thereof. Promptly after the execution of any supplement pursuant to Section 9.01(a) of the Indenture, the Issuer shall furnish written notification of the substance of such supplement to the Swap Counterparty.

Section 4.05 Notices of Amendment of the Trust Agreement. Promptly after the execution of an amendment to, or consent under, the Trust Agreement, the Issuer shall furnish written notification of the substance of such amendment or consent to the Swap Counterparty.

Section 4.06 Notices of Amendment of the Receivables Purchase Agreement. Promptly after the execution of an amendment to, or consent under, the Receivables Purchase Agreement, the Issuer shall furnish written notification of the substance of such amendment or consent to the Swap Counterparty.

Section 4.07 Notices of Amendment of the Sale and Servicing Agreement. Promptly after the execution of an amendment to, or consent under, the Sale and Servicing Agreement, the Issuer shall furnish written notification of the substance of such amendment or consent to the Swap Counterparty.

Section 4.08 [Reserved].

Section 4.09 [Reserved].

Section 4.10 Notices of Removal of Administrator.

(a) Subject to Section 8(d) and Section 8(e) of the Administration Agreement, the Issuer may remove the Administrator without cause pursuant to Section 8(b) of the Administration Agreement by providing the Administrator and the Swap Counterparty with at least 60 days’ prior written notice.

(b) The Issuer shall provide to the Swap Counterparty a copy of any written notice from the Issuer to the Administrator effecting the immediate removal of the Administrator pursuant to Section 8(c) of the Administration Agreement.

Section 4.11 Notices of Assignment of the Sale and Servicing Agreement. The Seller shall provide to the Swap Counterparty notice of any assignment of the Sale and Servicing Agreement made pursuant to Section 6.04 and Section 7.03 thereof.

Section 4.12 Notices Generally. The Issuer shall promptly transmit to the Swap Counterparty any notice it has received from the Noteholders.

Section 4.13 Delivery of Reports.

(a) The Servicer shall deliver to the Swap Counterparty a copy of each report to be delivered to the Owner Trustee and the Indenture Trustee pursuant to Section 4.10(b) of the Sale and Servicing Agreement.

(b) The Servicer shall cause the firm delivering the report pursuant to Section 4.11 of the Sale and Servicing Agreement, to deliver a copy thereof to the Swap Counterparty.

(c) The Issuer shall deliver to the Swap Counterparty a copy of the Officer’s Certificate required by Section 3.09 of the Indenture.

(d) The Servicer shall deliver to the Swap Counterparty, promptly after the execution and delivery of the Sale and Servicing Agreement and of each amendment thereto, an Opinion of Counsel as required in Section 10.02(j) thereof.

(e) The Issuer shall furnish to the Swap Counterparty an Opinion of Counsel to be furnished to the Indenture Trustee pursuant to Sections 3.06(a) and (b) of the Indenture.

(f) The Servicer shall deliver to the Swap Counterparty an Opinion of Counsel to be delivered to the Owner Trustee and the Indenture Trustee pursuant to Section 10.02(h) of the Sale and Servicing Agreement.

ARTICLE V

MISCELLANEOUS

Section 5.01 Notices. All demands upon, notices to and communications with the Swap Counterparty required hereunder shall be delivered in the manner specified for notices in the Interest Rate Swap, and all other demands upon, notices to and communications upon or to the other parties hereto shall be delivered as specified in Section 10.03 of the Sale and Servicing Agreement.

Section 5.02 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS BUT WITHOUT PREJUDICE TO THE PROVISIONS OF SECTION 5-1401 OF ITS GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 5.03 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of all of the parties hereto and their respective successors and assigns, including the Issuer.

Section 5.04 Replacement of the Swap Counterparty. In the event that the Swap Counterparty resigns, is removed or otherwise replaced as Swap Counterparty pursuant to the terms of the Interest Rate Swap, its assignee or successor in interest thereunder shall automatically succeed to the interests of the Swap Counterparty under this Agreement.

Section 5.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 5.06 Assignment. This Agreement may not be assigned by the Swap Counterparty without the prior written consent of each of the Trust, the Owner Trustee, World Omni and WOAR, except as provided in Section 5.04 hereof.

Section 5.07 Amendments. No change or amendment to this Agreement will be effective unless in writing and signed by all of the parties to this Agreement.

Section 5.08 Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.09 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

Section 5.10 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee, not in its individual, capacity but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer or the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

Section 5.11 Termination. This Agreement shall terminate upon termination of the last Interest Rate Swap with the Swap Counterparty.

* * * *

IN WITNESS WHEREOF, the parties hereto have caused this Swap Counterparty Rights Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

WORLD OMNI AUTO RECEIVABLES TRUST 2008-B

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:	/s/ Irene Siegel
Name:	Irene Siegel
Title:	Attorney-in-fact

By:	/s/ Aranka Paul
Name:	Aranka Paul
Title:	Attorney-in-fact

DEUTSCHE BANK AG, NEW YORK BRANCH, as Swap Counterparty

By:	/s/ Kathleen Yohe
Name:	Kathleen Yohe
Title:	Director

By:	/s/ Steven Kessler
Name:	Steven Kessler
Title:	Director

WORLD OMNI FINANCIAL CORP.

By:	/s/ Ben Miller
Name:	Ben Miller
Title:	Assistant Treasurer

WOART 2008-B Swap Counterparty Rights Agreement

WORLD OMNI AUTO RECEIVABLES LLC

By:	/s/ Ben Miller
Name:	Ben Miller
Title:	Assistant Treasurer

Acknowledged and accepted as of the day and year first above written:

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Paying Agent and as Indenture Trustee

By:	/s/ John Bobko
Name:	John Bobko
Title:	Vice President